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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 6, 2000
                                                   ----------------------------
                               Register.com, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-29739                11-3239091
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)        Identification No.)

     575 Eighth Avenue, 11th Floor, New York, New York             10018
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (212) 798-9100
                                                      --------------------------

                                 Not applicable.
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          (Former name or former address, if changed since last report)




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Item 5:  Other Events.

Register.com, Inc. has hired Arthur Goldberg, a partner in Tatum CFO Partners, LLP, which specializes in the CFO solution. Tatum CFO places Chief Financial Officers on an interim basis as its clients require. Mr. Goldberg will serve as Register.com's Interim Chief Financial Officer until the completion of it's search for a permanent Chief Financial Officer. Mr. Goldberg has over twenty five years of business experience in financial and operational management positions, and has served as Chief Financial Officer of several publicly traded companies. Mr. Goldberg is both a CPA and an attorney with an MBA from the University of Chicago and JD and LLM from New York University School of Law.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Register.com has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  REGISTER.COM, INC.
                                  ----------------------------------------------
                                                   (Registrant)

      December 6, 2000                           /s/ Jack S. Levy
------------------------------    ----------------------------------------------
            Date                   Jack S. Levy, General Counsel and Secretary